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                                                                   EXHIBIT 10.13

                                RESTRICTED STOCK
                                 AWARD AGREEMENT

     THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is dated as of the 18th day of September, 1996, by and between PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "Corporation"), and Greg H. Weaver (the "Participant").

                               W I T N E S S E T H

     WHEREAS, pursuant to the Corporation's 1992 Stock Award Plan (the "Plan"), the Corporation has granted to the Participant, effective as of September 18, 1996 (the "Award Date"), a restricted stock award (the "Award") upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

     1. GRANT OF AWARD. (a) The Corporation has granted to the Participant an Award with respect to an aggregate of 37,500 shares of Restricted Stock (in the event that the shares have not been issued on or before October 9, 1996, the date of the Corporation's three-for-two stock split, then the number of shares to be issued and covered hereby shall be 56,250 and no further adjustment for such split shall be made), at the price of $.01 per share (the "Price"). Notwithstanding any other provision of this Agreement, the 37,500 shares of Restricted Stock awarded to Participant by this Agreement are subject to obtaining the approval by the requisite vote of shareholders at the 1997 Annual Meeting of the grant and the terms thereof as required under Section 162(m) of the Internal Revenue Code to make the compensation expense associated with the Restricted Stock performance compensation. In the event that shareholder approval is not obtained, the shares of Restricted Stock shall be surrendered to the Corporation at the Price per share paid by the Participant and this Agreement shall thereafter be of no force and effect. Capitalized terms used herein without definition shall have the meanings given to them in the Plan.

     (b) The Corporation shall issue a certificate or certificates for the shares of Restricted Stock subject to the Award, registered in the name of the Participant, which certificate(s) shall be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested. The Award shall vest as to 9,375 shares of Common Stock on each of March 31, 1999, 2000, 2001 and 2002 if, at the time of the vesting date, the Minimum Rate of Growth in EPS (as defined) has been met on the vesting date. Minimum Rate of Growth in EPS means that EPS has increased at a rate of 15% or more per year over the vesting period prior to the scheduled vesting date where EPS for the year ended January 31, 1997 is the base year (the "Base Year"). For example, if EPS for the Base Year is $1.00, then it is a condition to vesting of
(i) the first installment of Restricted Stock that EPS for fiscal 1999 equal or exceed $1.32, (ii) the second installment of Restricted Stock that EPS for fiscal 2000 equal or exceed $1.51, (iii) the third installment of Restricted Stock that EPS for


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fiscal 2001 equal or exceed $1.73 and (iv) the fourth installment of Restricted
Stock that EPS for fiscal 2002 equal or exceed $1.98. In the event that audited financial statements are not available as of a vesting date, then the determination of satisfaction or non-satisfaction of the Minimum Rate of Growth in EPS shall be delayed until such audited financial statements become available. In the event that the Minimum Rate of Growth in EPS is not satisfied as of a scheduled vesting date, the shares otherwise scheduled to vest on such date shall not vest but shall remain available for vesting in the event that the Minimum Rate of Growth in EPS for a later scheduled vesting date is achieved, in which event the shares previously scheduled to vest as of an earlier date shall vest. The parties hereto agree that the Minimum Rate of Growth in EPS is based on the current operations of the Corporation and that in the event of an acquisition by the Corporation of any business (whether by purchase of assets, stock or merger), the Minimum Rate of Growth in EPS shall, if possible, be calculated without regard to the acquisition and, if not possible, the parties hereto shall negotiate appropriate adjustments to the Maximum Rate of Growth in EPS.

     (c) The Participant shall execute a stock power or stock powers, in blank, with respect to such certificate(s) and shall deliver the same to the Corporation. The Participant, by acceptance of the Award, hereby appoints the Corporation and each of its authorized representatives as the Participant's attorney(s)-in-fact to effect any transfer of such shares to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

     2. RESTRICTED STOCK.(a) Prior to the Vesting Date(s), the shares of Restricted Stock subject to the Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily.

     (b) The Participant shall be entitled to dividend and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any Restricted Stock which is forfeited. Any shares receivable by the Participant pursuant to Section 4.1 of the Plan with respect to the Restricted Stock will be subject to the restrictions set forth in this Agreement to the same extent as the shares of Restricted Stock to which such shares relate.

     3. LAPSE OF RESTRICTIONS. The shares of Restricted Stock shall vest on the Vesting Date(s) specified in Section 1(b) hereof, provided that the other restrictions, if any, set forth in this Agreement with respect to such shares shall have lapsed on or before the Vesting Date. Promptly after the Vesting Date, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or such lesser number as may be permitted pursuant to Section 11 hereof shall be delivered to the Participant. The Participant shall deliver to the Corporation any written statements required pursuant to Section 8 hereof.

     4. EFFECT OF TERMINATION OF RELATIONSHIP. (a) Upon the date the Participant is no longer employed by the Company, by reason of death, voluntary resignation, permanent disability or termination for cause (as those terms are defined in that certain Employment Agreement dated October 1, 1996 between Participant and the Corporation (the


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"Employment Agreement")), the Participant's shares of Restricted Stock shall be forfeited to the extent such shares have not become vested on that date.

     (b) Upon forfeiture of shares of Restricted Stock pursuant to (a) above, the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer other than an amount equal to the Price per share of Restricted Stock forfeited. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, such nonvested portion of the Award shall be deemed transferred automatically to the Corporation on the date of termination of employment.

     5. NON-ASSIGNABILITY OF AWARD. As set forth in Section 6.1(c) of the Plan, amounts payable pursuant to the Award shall be paid only to the Participant or the Participant's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in the Award shall not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or such transferees, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest. Amounts payable under and interests in the Award shall not, in any manner, be liable for, or subject to, debts, contracts, liabilities, engagements or torts of the Participant or the Participant's Beneficiary or Personal Representative.

     6. ADJUSTMENTS UPON SPECIFIED CHANGES. As set forth in Section 6.2 of the Plan, upon the occurrence of specified events relating to the Corporation's stock, adjustments will be made in the number and kind of shares that may be issuable under or in the consideration payable with respect to the Award.

     7. ACCELERATION. Notwithstanding any other provisions of the Plan or this Agreement and subject to any applicable restriction imposed by the Securities Exchange Act of 1934 and the rules thereunder, any Awards hereunder that are not then vested shall become immediately vested (i) upon the date Participant is no longer employed by the Company by reason of termination or non-renewal of Participant's employment by Company without cause (as defined in Section 3(e) of the Employment Agreement) or (ii) immediately prior to the effective date of (a) the dissolution or liquidation of the Corporation, (b) the merger or consolidation or other reorganization of the Corporation with or into one or more entities other than a subsidiary, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by shareholders of the Corporation immediately prior to such event or (c) the sale of substantially all of the Corporation's business assets to a person or entity which is not a subsidiary. Notwithstanding any other provisions of the Plan or this Agreement and subject to any applicable restriction imposed by the Securities Exchange Act of 1934 and the rules thereunder, any Awards hereunder that are not then vested shall also become immediately vested if (i) any person or entity or group or affiliated persons or

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entities, including a group which is deemed a "person" by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding existing shareholders of the Corporation as of September 18, 1996, first acquires in one or more transactions ownership of 50% or more of the outstanding shares of the Common Stock of this Corporation or (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless, at the time of election of each new director during such two year period, such election was approved by the vote of a majority or more of the remaining directors (excluding Employee) who were also directors at the beginning of the period; provided, however, that if only two directors at the time of such vote were directors at the beginning of the period, then the election of each new director need be approved by the vote of only one of such two directors. Upon the occurrence of events specified in this
Section 7 where acceleration of the vesting of Awards is not permissible under the applicable Securities and Exchange Commission rules, any such outstanding Awards will terminate and any Restricted Stock will be forfeited and the Corporation shall thereupon pay to the Participant an amount equal to the Price per share of Restricted Stock forfeited. "Ownership" means beneficial or record ownership, directly or indirectly, other than (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee or a securities depositary system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of their public resale or planned private placement or by persons who were shareholders of the Corporation on or before March 15, 1993 or their respective successors. Without limitation, the right to acquire ownership shall not of itself constitute ownership of shares.

     8. APPLICATION OF SECURITIES LAWS. (a) No shares of Common Stock may be issued pursuant to the Award or subsequently offered for sale unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations or any other regulatory agency having jurisdiction and any exchanges upon which the Common Stock may be listed shall have been fully complied with. Upon the Corporation's request, the Participant, or any other person entitled to such shares of Common Stock pursuant to the Award, shall provide written assurance of such compliance satisfactory to the Corporation.

     (b) The Committee may impose such conditions on an Award or on its acceleration or on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

     9. NOTICES. Any notice to be given to the Corporation under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be addressed to him or her at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice


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shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of any successor or successors of the Corporation. Notwithstanding the foregoing, this Agreement shall not be assumed by or be binding upon any successor or successors of the Corporation unless, in accordance with Section 6.1 of the Plan, provision for assumption of the Award is made in connection with (i) any dissolution or liquidation, (ii) upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all the property of the Corporation.

     11. TAX WITHHOLDING. At the time that the shares of Restricted Stock vest or are treated as vesting under an election pursuant to Section 83(b) of the Internal Revenue Code, the Participant may be given the opportunity to elect to pay such amounts to the Corporation in cash or in Common Stock, in accordance with procedures established by the Committee, as may be necessary to meet any withholding requirements imposed by federal, state, local, or foreign tax law with respect thereto. If such a withholding election is not permitted or not made, the Corporation may reduce the number of shares delivered at the time of vesting, but only in the event that a Section 83(b) election has not been made, by such number of shares as the Corporation may deem appropriate to meet such withholding requirements.

     12. PLAN. The Award and all rights of the Participant thereunder are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to Awards granted to Participants. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and of the Plan, except as otherwise stated herein, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

                                                  PACIFIC SUNWEAR OF CALIFORNIA,
                                                  INC., A CALIFORNIA CORPORATION


                                                  By: __________________________

                                                  Title: _______________________


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                                   PARTICIPANT


                                                  ------------------------------
                                                           (Signature)


                                                  ------------------------------
                                                           (Print Name)


                                                  ------------------------------
                                                             (Address)


                                                  ------------------------------
                                                     (City, State, Zip Code)


                                                  ------------------------------
                                                     (Social Security Number)


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                                CONSENT OF SPOUSE

     In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, _________________, the spouse of the Participant herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:  ____________, 19__.                        _____________________________
                                                       Signature of Spouse


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